Cincinnati Bell Second Quarter 2017 Results August 4, 2017

Safe Harbor This presentation may contain “forward-looking” statements, as defined in federal securities laws including the Private Securities Litigation Reform Act of 1995, which are based on our current expectations, estimates, forecasts and projections. Statements that are not historical facts, including statements about the beliefs, expectations and future plans and strategies of the Company, are forward-looking statements. Actual results may differ materially from those expressed in any forward-looking statements. The following important factors, among other things, could cause or contribute to actual results being materially and adversely different from those described or implied by such forward-looking statements including, but not limited to: those discussed in this presentation; we operate in highly competitive industries, and customers may not continue to purchase products or services, which would result in reduced revenue and loss of market share; we may be unable to grow our revenues and cash flows despite the initiatives we have implemented; failure to anticipate the need for and introduce new products and services or to compete with new technologies may compromise our success in the telecommunications industry; our access lines, which generate a significant portion of our cash flows and profits, are decreasing in number and if we continue to experience access line losses similar to the past several years, our revenues, earnings and cash flows from operations may be adversely impacted; our failure to meet performance standards under our agreements could result in customers terminating their relationships with us or customers being entitled to receive financial compensation, which would lead to reduced revenues and/or increased costs; we generate a substantial portion of our revenue by serving a limited geographic area; a large customer accounts for a significant portion of our revenues and accounts receivable and the loss or significant reduction in business from this customer would cause operating revenues to decline and could negatively impact profitability and cash flows; maintaining our telecommunications networks requires significant capital expenditures, and our inability or failure to maintain our telecommunications networks could have a material impact on our market share and ability to generate revenue; increases in broadband usage may cause network capacity limitations, resulting in service disruptions or reduced capacity for customers; we may be liable for material that content providers distribute on our networks; cyber attacks or other breaches of network or other information technology security could have an adverse effect on our business; natural disasters, terrorists acts or acts of war could cause damage to our infrastructure and result in significant disruptions to our operations; the regulation of our businesses by federal and state authorities may, among other things, place us at a competitive disadvantage, restrict our ability to price our products and services and threaten our operating licenses; we depend on a number of third party providers, and the loss of, or problems with, one or more of these providers may impede our growth or cause us to lose customers; a failure of back-office information technology systems could adversely affect our results of operations and financial condition; if we fail to extend or renegotiate our collective bargaining agreements with our labor union when they expire or if our unionized employees were to engage in a strike or other work stoppage, our business and operating results could be materially harmed; the loss of any of the senior management team or attrition among key sales associates could adversely affect our business, financial condition, results of operations and cash flows; our debt could limit our ability to fund operations, raise additional capital, and fulfill our obligations, which, in turn, would have a material adverse effect on our businesses and prospects generally; our indebtedness imposes significant restrictions on us; we depend on our loans and credit facilities to provide for our short-term financing requirements in excess of amounts generated by operations, and the availability of those funds may be reduced or limited; the servicing of our indebtedness is dependent on our ability to generate cash, which could be impacted by many factors beyond our control; we depend on the receipt of dividends or other intercompany transfers from our subsidiaries and investments; the trading price of our common shares may be volatile, and the value of an investment in our common shares may decline; the uncertain economic environment, including uncertainty in the U.S. and world securities markets, could impact our business and financial condition; our future cash flows could be adversely affected if it is unable to fully realize our deferred tax assets; adverse changes in the value of assets or obligations associated with our employee benefit plans could negatively impact shareowners’ deficit and liquidity; third parties may claim that we are infringing upon their intellectual property, and we could suffer significant litigation or licensing expenses or be prevented from selling products; third parties may infringe upon our intellectual property, and we may expend significant resources enforcing our rights or suffer competitive injury; we could be subject to a significant amount of litigation, which could require us to pay significant damages or settlements; we could incur significant costs resulting from complying with, or potential violations of, environmental, health and human safety laws; the timing and likelihood of completion of our proposed mergers with Hawaiian Telcom and OnX, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals for the proposed transactions that could reduce anticipated benefits or cause the parties to abandon the transactions; the possibility that Hawaiian Telcom’s stockholders may not approve the proposed merger; the possibility that competing offers or acquisition proposals for Hawaiian Telcom will be made; the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transactions; the possibility that the expected synergies and value creation from the proposed transactions will not be realized or will not be realized within the expected time period; the risk that the businesses of the Company and Hawaiian Telcom and OnX will not be integrated successfully; disruption from the proposed transactions making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; and the possibility that the proposed transactions do not close, including due to the failure to satisfy the closing conditions and the other risks and uncertainties detailed in our filings, including our Form 10-K, with the SEC as well as Hawaiian Telcom’s filings, including its Form 10-K, with the SEC. These forward-looking statements are based on information, plans and estimates as of the date hereof and there may be other factors that may cause our actual results to differ materially from these forward-looking statements. We assume no obligation to update the information contained in this presentation except as required by applicable law. 2

Non-GAAP Financial Measures This presentation contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin, net debt and free cash flow. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of Adjusted EBITDA, net debt and free cash flow (including the Company’s definition of these terms) to comparable GAAP financial measures can be found in the earnings release on our website at www.cincinnatibell.com within the Investor Relations section. 3

Call Participants Page 4 Leigh Fox President and CEO, Cincinnati Bell Andy Kaiser CFO, Cincinnati Bell 4

Page 5 Second Quarter 2017 Highlights Strategic Revenue with breakdown for 2 segments Adj EBITDA with breakdown for 2 segments 5 Strategic Revenue $171M +9% y/y Fioptics Revenue of $77M +24% y/y 556,700 addresses +16% y/y Cloud Services Revenue of $12M +7% y/y Adjusted EBITDA ($ in millions) $192 $201 $110 $96 -$3 -$3 2Q16 2Q17 Entertainment & Communications IT & Hardware Eliminations Total Revenue ($ in millions) $74 $72 $7 $10 -$4 -$6 Entertainment & Communications IT & Hardware Corporate 2Q17 2Q16 $76 $299 $294 $77 Key Financial Metrics

Second Quarter 2017 Highlights

Combinations with Hawaiian Telcom and OnX

	Hawaiian Telcom	OnX Enterprise Solutions	"New Cincinnati Bell"
Transaction Size	• $650M including existing net debt • 60% cash and 40% stock	• $201M in cash	Network ~50% ~50% IT Services (Pro Forma Revenue Mix)
Expected Close	• H2 2018	• Q4 2017	
Business Description	• Hawaii's fiber-centric technology leader providing voice, video, broadband, data center and cloud solutions	• Provides technology services and solutions to enterprise customers in the U.S., Canada and the U.K.	• Two distinct but complementary $1B+ business: a fiber network and cloud integrator, with clear pathway for growth
Key Financial Statistics	• 2016 Revenue: $393M • 2016 EBITDA: $116M(1) • Margin: 30%	• FYE 4/30/17 Revenue: $614M • FYE 4/30/17 EBITDA: $29M(2) • Margin: 5%	• 2016 Revenue: $2,193M(3) • 2016 EBITDA: $471M(4) • Margin: 21%
Expected Cost Synergies*	• Network: ~$11M annually	• IT Services: ~$10M annually	• Combined: ~$21M annually

**To be realized within two years post-close, and excluding potential revenue synergies from cross-selling opportunities*

Source: Company Filings

1. CY2016 EBITDA of HCOM represents net income plus interest expense (net of interest income and other), income taxes, depreciation and amortization, gain on sale of property, non-cash stock and other performance-based compensation, System Metrics earn-out, pension settlement loss, severance costs and is adjusted for certain non-recurring items.
2. FYE 4/30/2017 EBITDA of OnX represents as net income before income taxes plus share-based compensation, depreciation and amortization, finance costs, foreign exchange loss, net restructuring and other charges and management fee.
3. Calculated as CY2016 revenue of CBB of $1,186M plus CY2016 revenue of HCOM plus FYE2017 revenue of OnX.
4. Calculated as CY2016 EBITDA of CBB of $305M plus CY2016 EBITDA of HCOM plus FYE2017 EBITDA of OnX plus run-rate synergies of $21M.

Cincinnati Bell connecting what matters

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Page 7 Entertainment & Communications 7 Strategic Revenue with breakdown for 2 segments Segment Revenue Elements Segment Results Strategic Revenue Highlights • Fioptics revenue of $77M, up 24% y/y • Fioptics internet subscribers of 214,100, up 22% y/y • Fioptics video subscribers of 142,800, up 13% y/y • Total internet subscribers of 307,100 in 2Q17, up 4% y/y • Merger with Hawaiian Telcom to add operational scale and expand the Company’s fiber-centric footprint and commercial opportunity to Hawai’i ($ in millions) 2Q17 Y/Y Consumer $74 20% Business 42 11% Carrier 15 34% Total $131 18% ($ in millions) 2Q17 Y/Y Revenue $201 5% Adj. EBITDA $74 3% Adj. EBITDA margin 37% -2% Data +1% y/y Voice -3% y/y Services & Other +65% y/y Video +20% y/y

Page 8 Fioptics Update 8 Fioptics Revenue ($ in millions) Total Fioptics Subscribers (in thousands) Fioptics Penetration Video Internet Voice 26% 38% 18% Fioptics Monthly ARPU Video Internet Voice $87 $49 $28 +4% y/y +5% y/y flat y/y $31 $37 $24 $31 $7 $9 2Q16 2Q17 Video Internet Voice $62 $77 127 143 175 214 87 102 2Q16 2Q17 Video Internet Voice CBB continues to win with fiber in a heightened competitive environment • Fioptics is available to 556,700 addresses - approximately 70% of Greater Cincinnati • On track to pass 35,000 new addresses in 2017 • Video churn of 2.5% in 2Q17, consistent with prior year • Single-family churn was 2.0%; apartment churn was 4.1% =

$32 $26 $61 $74 2Q16 2Q17 Legacy Strategic Integration Page 9 Entertainment & Communications 9 Consumer Market $14 $14 $12 $10 $5 2Q16 2Q17 Legacy Strategic One-time Fiber Build Project Business Market Carrier Market $94 • Fioptics revenue growth continues to more than offset legacy declines • Ongoing transition of customers from copper network to strategic fiber-based products continues • Positive contribution from one-time fiber build project completed in 2Q17 • On-going FCC switched access rate reductions • National carriers increased focus on reducing costs 1. Entertainment & Communications Consumer Integration revenue totaled $1M 2Q16 2. Entertainment & Communications Business Integration revenue was less than $1M in 2Q16 and 2Q17 $34 $30 $38 $42 2Q16 2Q17 Legacy Strategic Integration $72 $72 (1) (2) ($ in millions) = $29 $26 $100

Page 10 IT Services & Hardware 10 Strategic Revenue with breakdown for 2 segments Adj EBITDA with breakdown for 2 segments Segment Results Strategic Revenue ($ in millions) 2Q17 Y/Y Professional Services $18 -20% Management and Monitoring 5 -35% Unified Communications 7 1% Cloud Services 12 7% Total $42 -13% Highlights • Cloud Services revenue of $12 million, up 7% y/y • Revenue decreased due to a decline in Telecom & IT hardware sales and increased insourcing of IT services in the Company’s market • Positive contribution from the SunTel Services acquisition, expanding CBTS' presence into the Michigan market • Acquisition of OnX Enterprise Solutions to expand the Company’s product offering, and provide greater geographic and customer diversification ($ in millions) 2Q17 Y/Y Revenue $96 -13% Adj. EBITDA $7 -35% Adj. EBITDA margin 7% -25% Segment Revenue Elements Professional Services -14% y/y Management & Monitoring -35% y/y Unified Communications +9% y/y Cloud Services +7% y/y Telecom & IT Hardware -17% y/y

Page 11 Free Cash Flow Performance 11 YTD Free Cash Flow Net Debt Working Capital 1. Calculated as net debt divided by LTM adjusted EBITDA 2. Includes decommissioning of wireless towers $1,131 $1,068 2Q16 2Q17 ($ in millions) 3.7x Net Leverage(1) 3.6x Net Leverage(1) 2Q17 Y/Y YTD Change Adjusted EBITDA (Non-GAAP) $ 148 $ (5) Interest Payments (26) 15 Pension and OPEB Payments (6) (1) Stock-based Compensation 4 - Restructuring & Severance related payments (17) (16) Transaction Costs (1) (1) Working Capital 21 33 Cash Provided by Operating Activities (GAAP) $ 123 $ 25 Capital expenditures (105) 16 Restructuring & severance related payments 17 16 Preferred stock dividends (5) - Dividends received from Investment in CyrusOne - (4) Cash used by discontinued operations(2) - (7) Transaction Costs 1 1 Rounding (1) - Free Cash Flow (N n-GAAP) $ 30 $ 47 -$12 $21 2Q16 YTD 2Q17 YTD

Page 12 Capital Expenditures 12 Capital Expenditures Total $50 $105 $180 – $210 • Invested $66 million in Fioptics in H1 2017 • Passed an additional 23,300 customer locations • On track to pass 35,000 new addresses during 2017 and extend coverage to more than 70% of Greater Cincinnati • Other strategic represents success-based capital for fiber builds for business and new IT services projects 2Q17 YTD 2Q17 FY 2017 Construction $15 $31 $40 – $50 Installation 13 28 40 – 50 Value Added 2 7 10 Total Fioptics $30 $66 $90 – $110 Other Strategic 10 22 50 – 60 Total Success-based Investments $40 $88 $140 – $170 Legacy Maintenance 10 17 40 ($ in millions)

Page 13 2017 Outlook 13 Reaffirms 2017 Guidance Revenue $1.2B Adjusted EBITDA $295M* • Reaffirms 2017 financial guidance, provided on February 15, 2017 • This guidance does not include any contribution from pending mergers * Plus or minus 2 percent Selected 2017 Free Cash Flow Items Capital Expenditures $180 - $210M Interest payments ~$70M Pension and OPEB payments ~ $14M

10% 20% 30% 40% 50% 60% Year 1 Year 2 Year 3 Year 4 Fiber to the Home Penetration FHSI Penetration Rates Video Penetration Page 14 Summary Refining Cincinnati Bell’s strategy Entertainment & Communications IT Services & Hardware 1 Focus on investing where we are winning • Fioptics revenue growth of 24% y/y in 2Q17 • Cloud Services revenue growth of 7% y/y in 2Q17 3 How we win • Continued investment in fiber • Additional IT services customers provides cloud growth potential through scale and distribution 4 Significant market opportunity • Growth driven by IoT and 5G infrastructure spend • 89% of organizations are willing to pay a premium for cloud implementation and management services 14 2 Why we win • The more fiber, the greater the market penetration • IT services business, combined with our network provides a platform for cloud migration services

Page 15 Q&A

Page 16 Appendix

Page 17 17 Consolidated Results ($ in millions, except per share amounts) 2017 2016 Revenue 294.0$ 299.2$ Costs and expenses Cost of services and products 165.4 170.8 Selling, general and administrative 55.4 56.2 Depreciation and amortization 47.0 44.8 Restructuring and severance related charges 3.6 — Other 1.7 — Operating income 20.9 27.4 Interest expense 18.1 19.9 Loss on extinguishment of debt, net — 5.2 Gain on sale of Investment in CyrusOne — (118.6) Other income, net (0.6) (1.1) Income before income taxes 3.4 122.0 Income tax expense 1.3 44.4 Net income 2.1 77.6 Preferred stock dividends 2.6 2.6 Net (loss) income applicable to common shareowners (0.5)$ 75.0$ Basic net (loss) earnings per common share (0.01)$ 1.79$ Dilu ed net (loss) earnings per common share (0.01)$ 1.78$ Weighted average common shares outstanding (in millions) – Basic 42.2 42.0 – Diluted 42.2 42.1 June 30, Three Months Ended

Page 18 18 Consolidated Results ($ in millions, except per share amounts) 2017 2016 Revenue 572.2$ 588.1$ Costs and expenses Cost of services and products 320.2 333.5 Selling, general and administrative 112.1 109.4 Depreciation and amortization 92.8 88.2 Restructuring and severance related charges 29.2 — Other 2.3 — Operating income 15.6 57.0 Interest expense 36.1 40.2 Loss on extinguishment of debt, net — 2.8 Gain on sale of Investment in CyrusOne (117.7) (118.6) Other income, net (1.0) (1.1) Income before income taxes 98.2 133.7 Income tax expense 35.7 49.1 Net income 62.5 84.6 Preferred stock dividends 5.2 5.2 Net income applicable to common shareowners 57.3$ 79.4$ Basic net earnings per common share 1.36$ 1.89$ Diluted net earnings per common share 1.35$ 1.89$ Weighted average common shares outstanding (in millions) – Basic 42.1 42.0 – Diluted 42.3 42.1 Six Months Ended June 30,

Page 19 19 Strategic Legacy Integration Data Fioptics Internet DSL (1) (> 10 meg) Ethernet Private Line MPLS (2) SONET (3) Dedicated Internet Access Wavelength Audio Conferencing DSL (< 10 meg) DS0 (5), DS1, DS3 TDM (6) Voice Fioptics Voice VoIP (4) Traditional Voice Long Distance Switched Access Digital Trunking Video Fioptics Video Services and Other Wiring Projects Advertising Directory Assistance Maintenance Information Services Wireless Handsets and Accessories (1) Digital Subscriber Line (2) Multi-Protocol Label Switching (3) Synchronous Optical Network (4) Voice of Internet Protocol (5) Digital Signal (6) Time Division Multiplexing Revenue Classifications – Entertainment and Communications

Page 20 20 Strategic Integration Professional Services Consulting Staff Augmentation Installation Unified Communications Voice Monitoring Managed IP Telephony Solutions Maintenance Cloud Services Virtual Data Centers Storage Backup Monitoring and Management Network Monitoring/Management Security Telecom & IT Hardware Hardware Software Licenses Revenue Classifications – IT Services and Hardware

Page 21 21 Revenue – Strategic, Legacy and Integration ($ in millions) Entertainment and Communications IT Services and Hardware Total Eliminations Total Strategic Data 66.2$ $ — Voice 21.5 — Video 37.2 — Services and other 6.4 — Professional services — 18.4 Management and monitoring — 5.1 Unified communications — 7.4 Cloud services — 11.6 Total Strategic 131.3 42.5 173.8 (2.3) 171.5 Legacy Data 21.5$ $ — Voice 45.6 — Services and other 2.6 — Total Legacy 69.7 - 69.7 (0.3) 69.4 Integration Services and other 0.4$ $ — Professional services — 5.1 Unified communications — 3.6 Telecom and IT hardware — 44.8 Total Integration 0.4 53.5 53.9 (0.8) 53.1 201.4$ 96.0$ 297.4$ (3.4)$ 294.0$ Eliminations (0.5) (2.9) (3.4) Total Revenue 200.9$ 93.1$ 294.0$ 2Q17

Page 22 22 Revenue – Strategic, Legacy and Integration ($ in millions) Entertainment and Communications IT Services and Hardware Total Eliminations Total Strategic Data 131.6$ $ — Voice 42.0 — Video 73.2 — Services and other 7.3 — Professional services — 36.7 Management and monitoring — 10.1 Unified communications — 14.5 Cloud services — 25.3 Total Strategic 254.1 86.6 340.7 (4.6) 336.1 Legacy Data 43.7$ $ — Voice 92.8 — Services and other 5.3 — Total Legacy 141.8 - 141.8 (0.5) 141.3 Integration Services and other 0.8$ $ — Professional services — 8.5 Unified communications — 6.4 Telecom and IT hardware — 80.7 Total Integration 0.8 95.6 96.4 (1.6) 94.8 396.7$ 182.2$ 578.9$ (6.7)$ 572.2$ Eliminations (0.9) (5.8) (6.7) Total Revenue 395.8$ 176.4$ 572.2$ YTD 2Q17

Page 23 23 Revenue – Strategic, Legacy and Integration ($ in millions) Entertainment and Communications IT Services and Hardware Total Eliminations Total Strategic Data 60.8$ $ — Voice 17.9 — Video 30.9 — Services and other 1.4 — Professional services — 23.1 Management and monitoring — 7.9 Unified communications — 7.3 Cloud services — 10.8 Total Strategic 111.0 49.1 160.1 (2.4) 157.7 Legacy Data 26.0$ $ — Voice 51.2 — Services and other 2.8 — Total Legacy 80.0 - 80.0 (0.1) 79.9 Integration Services and other 1.5$ $ — Professional services — 4.1 Unified communications — 2.8 Telecom and IT hardware — 53.8 Total Integration 1.5 60.7 62.2 (0.6) 61.6 192.5$ 109.8$ 302.3$ (3.1)$ 299.2$ Eliminations (0.2) (2.9) (3.1) Total Revenue 192.3$ 106.9$ 299.2$ 2Q16

Page 24 24 Revenue – Strategic, Legacy and Integration ($ in millions) Entertainment and Communications IT Services and Hardware Total Eliminations Total Strategic Data 118.9$ $ — Voice 35.1 — Video 59.9 — Services and other 2.7 — Professional services — 45.4 Management and monitoring — 16.0 Unified communications — 14.8 Cloud services — 21.0 Total Strategic 216.6 97.2 313.8 (4.6) 309.2 Legacy Data 53.1$ $ — Voice 104.2 — Services and other 5.9 — Total Legacy 163.2 - 163.2 (0.4) 162.8 Integration Services and other 3.0$ $ — Professional services — 8.0 Unified communications — 5.4 Telecom and IT hardware — 101.7 Total Integration 3.0 115.1 118.1 (2.0) 116.1 382.8$ 212.3$ 595.1$ (7.0)$ 588.1$ Eliminations (0.6) (6.4) (7.0) Total Revenue 382.2$ 205.9$ 588.1$ YTD 2Q16